UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2007

EDUCATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50952	37-1465722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fleet Street, Baltimore, Maryland 21202

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (410) 843-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

Item 2.03 is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 23, 2007, Educate Operating Company, LLC (“EOC”), a wholly-owned subsidiary of the registrant, Educate, Inc. (the “Company”) executed the Fifth Amendment (the “Amendment”) to the Amended and Restated Credit Agreement dated as of April 28, 2005 (the Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent, and a syndicate of lenders that are also parties to the Agreement. The Agreement consists of a term loan facility in the amount of $160 million and a revolving credit facility of $30 million. The Amendment extends the waiver of violations of the Agreement’s financial covenants, including the required leverage ratio, interest coverage ratio, and fixed charge coverage ratio, for the additional period from June 1, 2007 through June 29, 2007 for the December 31, 2006 and March 31, 2007 quarterly reporting periods.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.28	Fifth Amendment, dated as of May 23, 2007, to the Amended and Restated Credit Agreement, dated as of April 28, 2005, among Educate Operating Company, LLC, the several banks and other financial institutions party thereto, Merrill Lynch Capital, as documentation agent, and JPMorgan Chase Bank, N.A., as administrative agent.

Additional Information and Where to Find it

In connection with the proposed merger, Educate has filed a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement and other documents filed by Educate at the Securities and Exchange Commission’s web site at http://www.sec.gov.

Educate and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of Educate’s participants in the solicitation is set forth in Educate’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATE, INC.

By:	/s/ Kevin Shaffer
Name:	Kevin Shaffer
Title:	Chief Financial Officer

Date: May 30, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 10.28	Fifth Amendment, dated as of May 23, 2007, to the Amended and Restated Credit Agreement, dated as of April 28, 2005, among Educate Operating Company, LLC, the several banks and other financial institutions party thereto, Merrill Lynch Capital, as documentation agent, and JPMorgan Chase Bank, N.A., as administrative agent.